SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                  August 30, 2007

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                              7363                                                     38-3713274
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(State or Other Jurisdiction                                                     (Commission                                                                     (IRS Employer
of Incorporation)                                                                        File Number)                                                                  Identification No.)

9449 Balboa Avenue, Suite 211, San Diego, CA                                                         92123
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(Address of Principal Executive Offices)                                                                                               (Zip Code)

Registrant's telephone number, including area code: (858) 427-8700
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR
         240.13e-4(c)).

ITEM
7.01.	Regulation FD Disclosure

(a)	Notice of Default and Notice of Foreclosure on Lien

On July 2, 2007 Dalrada received a Default notice from the three Longview Funds, and on July 7, 2007 a default notice was received from Alpha Capital A.G.  The Note Holders agree to put the Default notices on hold while a possible alternative solution could be reached.  Such a solution could not be reached and on August 30, 2007, Dalrada was informed by the Longview Funds that they are enforcing their right to take over the collateral pursuant to the security agreement that Dalrada and the note holders entered into.  The notice was in the form of an “Agreement To Accept Collateral In Satisfaction Of Obligations.”    The Dalrada Board of Directors is currently reviewing the document discussing its options and will be making a determination shortly as to what actions the company will take in response to this notice.

(b)    Breach of Contract and related claims  -  Action filed against Dalrada and CFO David Lieberman

On July 9, 2007, John Capezzuto, filed a suit for Breach of contact concerning a settlement agreement executed January 29, 2007.   Mr Capezzuto is claming amount including damages of up to $1,225,000.

(c)       Default Notice on Two Promissory Notes

On August 21, 2007, The Solvis Group issued a default notice to Dalrada pursuant to two Promissory Notes, dated January 2, 2007, for payment to Solvis of $3,240,000.00 and $8,060,000.00.

Dalrada does not have the resources to satisfy the above claims and is therefore evaluating its options including the declaration of bankruptcy, obtaining capital from other sources and other strategic alternatives.

ITEM 9.01.EXHIBITS

(d)	Exhibit number.

Exhibit No.                                                      Exhibit
10.03                                                Agreement to accept collateral in satisfaction of obligation
10.04                                                Solvis Default Notice

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Brian Bonar               Chairman of the Board of Directors,                September 4, 2007
Brian Bonar                    Chief Executive Officer, and
                                        (Principal Executive Officer)

/s/ Stanley A. Hirschman           Director                                                 September 4, 2007
Stanley A. Hirschman

/s/ Stan Costello                         Director                                                 September 4, 2007
Stan Costello

/s/ David P. Lieberman             CFO                                                        September 4, 2007
David P. Lieberman

/s/ James Agnew                       Director                                                  September 4, 2007
David P. Lieberman